Independent Auditors' Report
To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:
We have audited the accompanying statements of assets and liabilities of USAZ Money Market Fund (the Fund), including the schedules of portfolio investments, as of December 31, 2003, and the related statement of operations, statements of changes in net assets, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audit provides a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2003, the results of its operations, the changes in its net assets, and its financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

Columbus, Ohio
_______, 2004

Independent Auditors' Report
To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:
We have audited the accompanying statement of assets and liabilities of USAZ Van Kampen Aggressive Growth Fund (the Fund), including the schedule of portfolio investments, as of December 31, 2003, and the related statement of operations, statements of changes in net assets, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian, brokers, and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2003, the results of its operations, the changes in its net assets, and its financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

Columbus, Ohio
_______, 2004

Independent Auditors' Report
To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:
We have audited the accompanying statement of assets and liabilities of USAZ Van Kampen Emerging Growth Fund (the Fund), including the schedule of portfolio investments, as of December 31, 2003, and the related statement of operations, statements of changes in net assets, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our rocedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian, brokers, and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2003, the results of its operations, the changes in its net assets, and its financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

Columbus, Ohio
_______, 2004

Independent Auditors' Report
To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:
We have audited the accompanying statement of assets and liabilities of USAZ Van Kampen Growth Fund (the Fund), including the schedule of portfolio investments, as of December 31, 2003, and the related statement of operations, statements of changes in net assets, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian, brokers, and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2003, the results of its operations, the changes in its net assets, and its financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

Columbus, Ohio
_______, 2004

Independent Auditors' Report
To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:
We have audited the accompanying statement of assets and liabilities of USAZ Van Kampen Comstock Fund (the Fund), including the schedule of portfolio investments, as of December 31, 2003, and the related statement of operations, statements of changes in net assets, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America.
Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian, brokers, and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2003, the results of its operations, the changes in its net assets, and its financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

Columbus, Ohio
_______, 2004

Independent Auditors' Report
To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:
We have audited the accompanying statement of assets and liabilities of USAZ Van Kampen Growth and Income Fund
(the Fund), including the schedule of portfolio investments, as of December 31, 2003, and the related statement of operations, statements of changes in net assets, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian, brokers, and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2003, the results of its operations, the changes in its net assets, and its financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

Columbus, Ohio
_______, 2004

Independent Auditors' Report
To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:
We have audited the accompanying statement of assets and liabilities of USAZ AllianceBernstein Growth and Income Fund (the Fund), including the schedule of portfolio investments, as of December 31, 2003, and the related statement of operations, statements of changes in net assets, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian, brokers, and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audit provides a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2003, the results of its operations, the changes in its net assets, and its financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

Columbus, Ohio
_______, 2004

Independent Auditors' Report
To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:
We have audited the accompanying statement of assets and liabilities of USAZ AllianceBernstein Large Cap Growth Fund (the Fund), including the schedule of portfolio investments, as of December 31, 2003, and the related statement of operations, statements of changes in net assets, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian, brokers, and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2003, the results of its operations, the changes in its net assets, and its financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

Columbus, Ohio
_______, 2004

Independent Auditors' Report
To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:
We have audited the accompanying statement of assets and liabilities of USAZ Oppenheimer Emerging Technologies
Fund (the Fund), including the schedule of portfolio investments, as of December 31, 2003, and the related statement of operations, statements of changes in net assets, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian, brokers, and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2003, the results of its operations, the changes in its net assets, and its financialhighlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

Columbus, Ohio
_______, 2004

Independent Auditors' Report
To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:
We have audited the accompanying statement of assets and Liabilities of USAZ PIMCO PEA Growth and Income Fund
(the Fund), including theschedule of portfolio investments, as of December 31, 2003, and the related statement of operations, statements of changes in net assets, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian, brokers, and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2003, the results of its operations, the changes in its net assets, and its financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

Columbus, Ohio
_______, 2004

Independent Auditors' Report
To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:
We have audited the accompanying statement of assets and liabilities of USAZ PIMCO PEA Renaissance Fund (the Fund), including the schedule of portfolio investments, as of December 31, 2003, and the related statement of operations, statements of changes in net assets, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian, brokers, and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audit provides a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2003, the results of its operations, the changes in its net assets, and its financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

Columbus, Ohio
_______, 2004

Independent Auditors' Report
To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:
We have audited the accompanying statement of assets and Liabilities of USAZ PIMCO PEA Value Fund (the Fund), including thhe schedule of portfolio investments, as of December 31, 2003, and the related statement of operations, statements of changes in net assets, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian, brokers, and other appropriate audit procedures.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audit provides a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2003, the results of its operations, the changes in its net assets, and its financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

Columbus, Ohio
_______, 2004

Independent Auditors' Report
To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:
We have audited the accompanying statement of assets and liabilities of USAZ Templeton Developed Markets
Fund (the Fund), including the schedule of portfolio investments, as of December 31, 2003, and the related statement of operations, statements of changes in net assets, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian, brokers, and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2003, the results of its operations, the changes in its net assets, and its financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

Columbus, Ohio
_______, 2004

Independent Auditors' Report
To the Shareholders and Board of Trustees of
USAllianz Variable Insurance Products Trust:
We have audited the accompanying statement of assets
and Liabilities of USAZ AIM Basic Value Fund (the Fund),
including the schedule of portfolio investments, as of
December 31, 2003, and the related statement of
operations, statements of changes in net assets, and
the financial highlights for each of the periods
indicated herein. These financial statements and
financial highlights are the responsibility of the
Fund's management. Our responsibility is to
express an opinion on these financial statements and
financial highlights based on our audit. We conducted
our audit in accordance with auditing standards
generally accepted in the United States of America.
Those standards require that we plan and perform the
audit to obtain reasonable assurance about whether the
financial statements and financial highlights are free
of material misstatement. An audit includes
examining, on a test basis, evidence supporting
the amounts and disclosures in the financial
statements. Our procedures included confirmation of
securities owned as of December 31, 2003, by
correspondence with the custodian, brokers,
and other appropriate audit procedures. An audit
also includes assessing the accounting principles used
and significant estimates made by management,as well
as evaluating the overall financial statement presentation.
We believe that our audit provides a reasonable basis
for our opinion. In our opinion, the financial statements
and financial highlights referred to above present
fairly, in all material respects, the financial position
of the Fund as of December31, 2003, the results of its
operations, the changes in itsnet assets, and its financial
highlights for each of theperiods indicated herein,
in conformity with accounting principles generally
accepted in the United States of America.
Columbus, Ohio
_
______, 2004

Independent Auditors' Report
To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:
We have audited the accompanying statement of assets and liabilities of USAZ AIM Blue Chip
Fund (the Fund), including the schedule of portfolio investments, as of December 31, 2003, and the related statement of operations, statements of changes in net assets, and the financial highlights for each of the periods indicated herein.These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian, brokers, and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audit provides a reasonable basis for ouropinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2003, the results of its operations, the changes in its net assets, and its financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

Columbus, Ohio
_______, 2004

Independent Auditors' Report
To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:
We have audited the accompanying statement of assets and Liabilities of USAZ AIM Dent Demographic
Trends Fund (the Fund), including the
schedule of portfolio investments, as of December 31, 2003, and the related statement of operations, statements of changes in net assets, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management.Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America.
Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
An audit includes examining, on a test basis, evidence
Supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December31, 2003, by correspondence with the custodian, brokers, and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2003, the results of its operations, the changes in its net assets, and its financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the
United States of America.

Columbus, Ohio
_______, 2004

Independent Auditors' Report
To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:
We have audited the accompanying statement of assets and liabilities of USAZ AIM International
Equity Fund (the Fund), including the schedule of portfolio investments, as of December 31, 2003, and the related statement of operations, statements of changes in net assets,and the financial highlights for each of the periods indicated herein.
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a testbasis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian, brokers, and other appropriate audit procedures.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2003, the results of its operations, the Changes in its net assets, and its financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

Columbus, Ohio
_______, 2004

Independent Auditors' Report
To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:
We have audited the accompanying statement of assets
And liabilities of USAZ Oppenheimer Emerging Growth Fund
(the Fund), including the schedule of portfolio investments, as of December 31, 2003, and the related statement of operations, statements of changes in net assets, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management.
Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian, brokers, and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audit provides a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2003, the results of its operations, the changes in its net assets, and its financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

Columbus, Ohio
_______, 2004

Independent Auditors' Report
To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:
We have audited the accompanying statement of assets and liabilities of USAZ PIMCO NFJ Small Cap Value Fund (the Fund), including the schedule of portfolio investments, as of December 31, 2003, and the related statement of operations, statements of changes in net assets, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management.
Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian, brokers, and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2003, the results of its operations, the changes in its net assets, and its financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

Columbus, Ohio
_______, 2004

Independent Auditors' Report
To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:
We have audited the accompanying statement of assets and Liabilities of USAZ Van Kampen Global Franchise Fund
(the Fund), including the schedule of portfolio investments, as of December 31, 2003, and the related statement of operations, statements of changes in net assets, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
We conducted our audit in accordance with auditing standards Generally accepted in the United States of America.
Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian, brokers, and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2003, the results of its operations, the changes in its net assets, and its financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the
United States of America.

Columbus, Ohio
_______, 2004